                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report July 27, 1998
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                              PNB FINANCIAL GROUP
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       California                   2-78580                    95-3847640
------------------------     -----------------------     ---------------------
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)


                             4665 MacArthur Court
                           Newport Beach, Ca. 92660

                                ---------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code (949) 851-1033
                                                   --------------


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         (Former name or former address, if changed since last report)

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Item 5. Other Events
--------------------
On July 13, 1998, the Board of Directors of PNB Financial Group ("PNBFG") issued a press release disclosing its second quarter earnings. A copy of the press release follows:

Item 7. Exhibits
----------------
A copy of the Company's press release announcing second quarter earnings is attached hereto as Exhibit 99.1 and incorporated herein by reference.
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                                  SIGNATURES

  Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereon as duly authorized.

DATED: July 27, 1998                       PNB FINANCIAL GROUP,
                                           a California corporation


                                           By:  /s/  Doug L. Heller
                                           -----------------------------
                                           Doug L. Heller
                                           Chief Financial Officer


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                             PACIFIC NATIONAL BANK
                                 EXHIBIT INDEX
                                  TO FORM 8-K


Exhibit No.         Description
-----------         -----------
   99.1             Press Release dated July 27, 1998